Exhibit 10.21.11

GUARANTY

This GUARANTY (this “Guaranty”), dated as of September 1, 2017, is made by BENEFICIENT COMPANY HOLDINGS, L.P., a Delaware limited partnership (the “Guarantor”), in favor and for the benefit of HCLP NOMINEES, L.L.C., a Delaware limited liability company (the “Lender”).

Reference is made to that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; all capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Credit Agreement), by and between Beneficient Capital Company, L.L.C., a Delaware limited liability company (the “Borrower”), and the Lender. In consideration of the substantial direct and indirect benefits derived by the Guarantor from the transactions under the Credit Agreement, and in order to induce the Lender to make a single term loan to the Borrower in an amount equal to the Commitment, the Guarantor hereby agrees as follows:

1. Guaranty. The Guarantor absolutely, unconditionally and irrevocably guarantees to the Lender the full and punctual payment and performance of all present and future Obligations, plus all costs, expenses and fees (including the reasonable fees and expenses of the Lender’s counsel) in any way relating to the enforcement or protection of the Lender’s rights hereunder (collectively, the “Guaranteed Obligations”).

2. Mandatory Prepayment.

(a) The Guarantor hereby agrees that (i) within ten (10) Business Days of its receipt of any distribution from any of Ace, CCH or PEN, the Guarantor shall make a prepayment of the Loans in an amount equal to such distribution and (ii) within forty-five (45) days of the end of each fiscal quarter of the Guarantor, the Guarantor shall make a prepayment of the Loans in an amount equal to the Net Available Cash Flow Amount with respect to such calendar month; provided, that no such prepayment shall be required to the extent such amounts are applied to repayment of the BCC Notes.

(b) For purposes of this Section 2:

“Ace” means Ace Portal Corporate Holdings, LLC, a Delaware limited liability company.

“CCH” means Crossmark Consolidated Holdings, L.P., a Delaware limited partnership.

“Net Available Cash Flow Amount” means, with respect to any fiscal quarter, an amount equal to the sum of:

(i) the aggregate amount of cash and cash equivalents maintained by CCH as of the end of such fiscal quarter; plus

(ii) the aggregate amount of cash and cash equivalents maintained by Ace as of the end of such fiscal quarter (net of a reasonable reserve for operating expenses to be incurred during the following fiscal quarter); plus

(iii) the aggregate amount of cash and cash equivalents maintained by PEN as of the end of such fiscal quarter (net of a reasonable reserve for operating expenses to be incurred during the following fiscal quarter);

in each case, to the extent such amounts may be distributed to Holdings in accordance with applicable law.

“PEN” means The PEN Indemnity Insurance Company, L.P., a Delaware limited partnership.

3. Guaranty Absolute and Unconditional. The Guarantor agrees that its Guaranteed Obligations under this Guaranty are irrevocable, continuing, absolute and unconditional and shall not be discharged or impaired or otherwise affected by, and the Guarantor hereby irrevocably waives any defenses to enforcement it may have (now or in the future) by reason of:

(a) Any illegality, invalidity or unenforceability of any Guaranteed Obligation, the Credit Agreement, any other Loan Document or any related agreement or instrument, or any law, regulation, decree or order of any jurisdiction or any other event affecting any term of the Guaranteed Obligations.

(b) Any change in the time, place or manner of payment or performance of, or in any other term of the Guaranteed Obligations, or any rescission, waiver, release, assignment, amendment or other modification of the Credit Agreement or any other Loan Document.

(c) Any taking, exchange, substitution, release, impairment, amendment, waiver, modification or non-perfection of any collateral or any other guaranty for the Guaranteed Obligations, or any manner of sale, disposition or application of proceeds of any collateral or other assets to all or part of the Guaranteed Obligations.

(d) Any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations.

(e) Any change, restructuring or termination of the corporate structure, ownership or existence of the Guarantor or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, any Trust or any assets thereof or any resulting restructuring, release or discharge of any Guaranteed Obligations.

(f) Any failure of the Lender to disclose to the Guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower now or hereafter known to the Lender, the Guarantor waiving any duty of the Lender to disclose such information.

(g) The failure of any other guarantor or third party to execute or deliver this Guaranty or any other guaranty or agreement, or the release or reduction of liability of the Guarantor or any other guarantor or surety with respect to the Guaranteed Obligations.

(h) Any delay or failure of or forbearance by the Lender in asserting any claim or demand or in exercising or enforcing any right or remedy, whether by action, inaction or omission, under the Credit Agreement, any other Loan Document or otherwise.

(i) The existence of any claim, set-off, counterclaim, recoupment or other rights that the Guarantor or the Borrower may have against the Lender (other than a defense of payment or performance) whether in connection with the Guaranteed Obligations, the Credit Agreement, any other Loan Document or any other transaction.

(j) Any other circumstance (including, without limitation, any statute of limitations), act, omission or manner of administering the Credit Agreement or any other Loan Document or any existence of or reliance on any representation by the Lender that might vary the risk of the Guarantor or otherwise operate as a defense available to, or a legal or equitable discharge of, the Guarantor.

4. Certain Waivers; Acknowledgments. The Guarantor further acknowledges and agrees as follows:

(a) The Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all presently existing and future Guaranteed Obligations, until the complete, irrevocable and indefeasible payment and satisfaction in full of the Guaranteed Obligations.

(b) This Guaranty is a guarantee of payment and performance and not of collection. The Lender shall not be obligated to enforce or exhaust its remedies against the Borrower or under the Credit Agreement and the other Loan Documents before proceeding to enforce this Guaranty.

(c) This Guaranty is a direct guaranty and independent of the Obligations of the Borrower under the Credit Agreement and the other Loan Documents. The Lender may resort to the Guarantor for payment and performance of the Guaranteed Obligations whether or not the Lender shall have resorted to any collateral therefor or shall have proceeded against the Borrower, any DST or any other guarantors with respect to the Guaranteed Obligations. The Lender may, at the Lender’s option, proceed against the Guarantor and the Borrower, jointly and severally, or against the Guarantor only without having obtained a judgment against the Borrower.

(d) The Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Lender protect, secure, perfect or insure any lien or any property subject thereto.

(e) Notwithstanding anything contained herein to the contrary, the Guaranteed Obligations of the Guarantor shall be limited to the maximum amount so as to not constitute a fraudulent transfer or conveyance for purposes of the United States Bankruptcy Code or any applicable state law or otherwise to the extent applicable to this Guaranty and the Guaranteed Obligations of the Guarantor hereunder.

(f) The Guarantor agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time all or part of any payment of any Guaranteed Obligation is voided, rescinded or recovered or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower or any Trust.

5. Subrogation. The Guarantor waives and shall not exercise any rights that it may acquire by way of subrogation, contribution, reimbursement or indemnification for payments made under this Guaranty until all Guaranteed Obligations shall have been paid and discharged in full. Subject to the foregoing, upon payment and performance of all such Guaranteed Obligations, the Guarantor shall be subrogated to the rights of the Lender against the Borrower, and the Lender agrees to take such steps as the Guarantor may reasonably request, at the Guarantor’s expense, to implement such subrogation.

6. Representations and Warranties. To induce the Lender to enter into the Credit Agreement, the Guarantor represents and warrants that: (a) the Guarantor is a duly organized and validly existing Delaware limited partnership in good standing under the laws of the jurisdiction of its organization; (b) this Guaranty constitutes the Guarantor’s valid and legally binding agreement in accordance with its terms; (c) the execution, delivery and performance of this Guaranty have been duly authorized by all necessary action and will not violate any order, judgment or decree to which the Guarantor or any of its assets may be subject; and (d) the Guarantor is currently solvent and will not be rendered insolvent by providing this Guaranty.

7. Notices. All notices, requests, consents, demands and other communications hereunder (each, a “Notice”) shall be in writing and delivered to the parties at the addresses set forth herein or to such other address that may be designated by the receiving party in writing. All Notices shall be delivered by personal delivery, nationally recognized overnight courier OR facsimile or certified or registered mail (return receipt requested, postage prepaid), and shall be addressed as follows:

If to the Guarantor, at:

325 N. Saint Paul Street, Suite 4850

Dallas, TX 75201

Attention: Brad K. Heppner

Email: bheppner@beneficient.com

and if to the Lender, at:

325 N. Saint Paul Street, Suite 4850

Dallas, TX 75201

Attention: Jeffrey S. Hinkle

Email: jhinkle@beneficient.com

Except as otherwise provided in this Guaranty, a Notice is effective only (a) with written confirmation of delivery or transmission; (b) upon receipt of the receiving party, and (c) if the party giving the Notice has complied with the requirements of this section.

8. Assignment. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Guarantor may not, without the prior written consent of the Lender, assign any of its rights, powers or obligations hereunder. The Lender may assign this Guaranty and its rights hereunder in accordance with Section 9.06 of the Credit Agreement. Any attempted assignment in violation of this section shall be null and void.

9. Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b) SUBMISSION TO JURISDICTION. THE GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE LENDER OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST THE GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. THE GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11. Cumulative Rights. Each right, remedy and power hereby granted to the Lender or allowed it by applicable law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Lender at any time or from time to time.

12. Severability. If any provision of this Guaranty is to any extent determined by final decision of a court of competent jurisdiction to be unenforceable, the remainder of this Guaranty shall not be affected thereby, and each provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

13. Entire Agreement; Amendments; Headings; Effectiveness. This Guaranty constitutes the sole and entire agreement of the Guarantor and the Lender with respect to the subject matter hereof and supersedes all previous agreements or understandings, oral or written, between the Guarantor and the Lender with respect to such subject matter. No amendment or waiver of any provision of this Guaranty shall be valid and binding unless it is in writing and signed, in the case of an amendment, by both parties, or in the case of a waiver, by the party against which the waiver is to be effective. Section headings are for convenience of reference only and shall not define, modify, expand or limit any of the terms of this Guaranty. Delivery of this Guaranty by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed original of this Guaranty.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the day and year first above written.

GUARANTOR:

BENEFICIENT COMPANY HOLDINGS, L.P.

By: The Beneficient Company Group, L.P., its general partner

By: The Beneficient Management, L.L.C., its general partner

By:	/s/ Brad K. Heppner
Name: Brad K. Heppner
Title: CEO

[Guaranty – Signature Page]